UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                            SCHEDULE 14C INFORMATION


                                 CURRENT REPORT

                             PURSUANT TO SECTION 14C
                                     of the
                         SECURITIES EXCHANGE ACT OF 1934

                        Date of Report: 14 January, 2003

                                AXIA GROUP, INC.
                                ----------------
             (Exact name of registrant as specified in its charter)

                                     Nevada
         (State or other jurisdiction of incorporation or organization)





           05459Q 10 7             87-0509512
           ----------              ------------
          (CUSIP Number)           (IRS Employer Identification Number)
  ---------------------------------------------------------------------------

                               c/o Richard Surber
                 268 West 400 South, Suite 300, Salt Lake City,
                   Utah 84101 (Address of principal executive
                                    offices)

                                 (801) 575-8073
                                 --------------
              (Registrant's telephone number, including area code)


                        We Are Not Asking You for A Proxy
                                       AND
                    You Are Requested Not to Send Us a Proxy


Check the appropriate box:
                      [X] Preliminary Information Statement
                      [ ] Confidential, for Use of the Commission Only (a
                        permitted by Rule 14c-5(d)(2)
                     [ ] Definitive Information Statement



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                                AXIA GROUP, INC.
                               ------------------
                (Name of Registrant as Specified in its Charter)





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                                AXIA GROUP, INC.
                          268 West 400 South, Suite 300
                           Salt Lake City, Utah 84101

                       Notice of Action by Written Consent
          of a Majority of the Shareholders of Outstanding Common Stock
                         to be taken on February 5, 2003

To the Stockholders of Axia Group, Inc.

Notice is hereby given that Axia Group, Inc. ("Axia") proposes that it will restate its Articles of Incorporation. They will provide for specific authority for the Board of Directors of Axia to carry out forward and reverse splits of all classes of the company's common shares.

Only stockholders of record at the close of business on January 13, 2003 shall be given Notice of the Action by Written Consent. Axia will not solicit proxies.

                            By Order of the Board of Directors


                            /s/ Richard Surber
                            --------------------
                            Richard Surber, President



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This information statement is being furnished to all holders of the common stock of Axia in connection with the Proposed Action by Written Consent to restate the Articles of Incoporation, which will provide for specific authority for the Board of Directors of Axia to carry out forward and reverse splits on the common stock of Axia.

                                     ITEM 1.

                              INFORMATION STATEMENT

This information statement is being furnished to all holders of the common stock of Axia Group, Inc., a Nevada Company ("Axia"), in connection with resolutions of the Board of Directors and the written consent of a holder of in excess of 50% of the common stock of Axia providing for the restatement of the Articles of Incorporation , which will provide for specific authority for the Board of Directors of Axia to carry out forward and reverse splits of the stock of Axia. This restatement of the Articles of Incorporation is being effected as a result of recent changes in the Nevada Revised Satutes which provide specific guidance with respect to the board's authority to effect reverse or forward splits of Axia's shares of common stock. The restatement of the Articles of Incorporation will provide the board of directors with flexibility in effecting splits of Axia's shares of common stock.

The Board of Directors and a person owning the majority of the outstanding voting securities of Axia have unanimously adopted, ratified and approved the proposed restatement of Axia's Articles of Incorporation. No other votes are required or necessary. See the caption "Vote Required for Approval" below. The restatement will be effected on February 5, 2003.

The Form 10-QSB for quarterly period ended September 30, 2002, filed by Axia with the Securities and Exchange Commission may be viewed on the Securities and Exchange Commissions web site at www.sec.gov in the Edgar Archives. Axia is presently current in the filing of all reports required to be filed by it. See the caption Additional Information, below.

                        DISSENTEER'S RIGHTS OF APPRAISAL

The Nevada Revised Statutes (the Nevada Law) do not provide for dissenter's rights in connection with the proposed restatement of the Articles of Incorporation.

                 VOTING SECURITIES AND PRINCIPAL HOLDERS THEREOF

The Board of Directors fixed the close of business on January 13, 2003 as the record date for the determination of the common shareholders entitled to notice of the action by written consent.

At the record date, Axia had issued and outstanding 10,552,419 shares of $0.001 par value common stock. Two shareholders hold a controlling interest equaling fifty two percent (52%) shares of the $0.001 par value common stock of Axia as of the record date, representing more than a majority of Axia's outstanding common stock. The shareholders Richard Surber and John Fry have consented to the action required to adopt the restatement of Axia's Articles of Incorporation. This consent was sufficient, without any further action, to provide the necessary stockholder approval of the action.






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SECURITY OWNERSHIP OF EXECUTIVE OFFICERS, DIRECTORS AND FIVE PERCENT
STOCKHOLDERS

The following table sets forth certain information concerning the ownership of Axia's common stock as of January 13, 2003, with respect to: (i) each person known to Axia to be the beneficial owner of more than five percent of Axia's common stock, (ii) all directors, and (iii) directors and executive officers of Axia as a group. The note accompanying the information in the table below is necessary for a complete understanding of the figures provided. As of January 13, 2003, there were 10,552,419 shares of common stock issued and outstanding.


      Title of Class                  Name & Address of                 Amount and Nature of        Percent of class
      --------------                  -----------------                 --------------------        ----------------
                                      Beneficial Owner                  Beneficial Ownership
-------------------------- --------------------------------------- ------------------------------ ---------------------
       Common Stock               Wichita Development Corp.             (1) 2,116,421 Direct             20.05%
    ($0.001) par value          268 West 400 South, Suite 300          Subsidiary of an AXIA
                                 Salt Lake City, Utah 84101                  Subsidiary
       Common Stock               Gerald Einhorn, Director                 100,000 Direct             Less than 1%
    ($0.001 par value)          268 West 400 South, Suite 300
                                 Salt Lake City, Utah 84101
       Common Stock            Richard D. Surber, CEO/Director            3,031,371 Direct               28.72%
    ($0.001) par value          268 West 400 South, Suite 300         (2) 2,116,421 Beneficial         (1) 20.05%
                                 Salt Lake City, Utah 84101
       Common Stock         Directors and Executive Officers as a         3,131,371 Direct               29.67%
    ($0.001) par value              Group (2 individuals)             (2) 2,116,421 Beneficial         (1) 20.05%
-------------------------- --------------------------------------- ------------------------------ ---------------------

(1) Mr. Surber is a Vice-President of Wichita Development Corporation; and has voting power over the 2,116,421 shares held by Wichita Development Corporation, however , Mr. Surber, as President of AXIA and Nexia, may be deemed to indirectly control AXIA shares owned by Wichita Development Corporation, due to Nexia's ownership control of Wichita.



                           VOTE REQUIRED FOR APPROVAL

Section 78.320 of the Nevada Revised Statutes provides that any action required to be taken at a special or annual meeting of the stockholders of a Nevada Company may be taken by written consent, in lieu of a meeting, if the consent is signed by stockholders owning at least a majority of the voting power.

The Board of Directors of Axia and persons owning and having voting power in excess of 50% of the outstanding voting securities of Axia have adopted, ratified and approved the proposed restatement of the Articles of Incorporation of Axia .(see the heading AVoting Securities and Principal Holders Thereof above). No further votes are required or necessary to effect the proposed restatement.

The securities that would be entitled to vote if a meeting was required to be held to adopt the restatement of the Articles of Incorporation of Axia consist of issued and outstanding shares of Axia's $0.001 par value common voting stock outstanding on the record date, January 13, 2003..




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                                     ITEM 2.

                    STATEMENT THAT PROXIES ARE NOT SOLICITED

    WE ARE NOT ASKING YOU FOR A PROXY AND YOU ARE REQUESTED NOT TO SEND US A
                                      PROXY


                                     ITEM 3.

             INTEREST OF CERTAIN PERSONS IN MATTERS TO BE ACTED UPON

No director, executive officer, nominee for election as a director, associate of any director, executive officer or nominee or any other person has any substantial interest, direct or indirect, by security holdings or otherwise, in the proposed restatement of the Articles of Incorporation of Axia or in any action covered by the related resolution adopted by the Board of Directors, which is not shared by all other stockholders.

                             ADDITIONAL INFORMATION

Additional information concerning Axia , including its annual and quarterly reports on Forms 10-KSB and 10- QSB, which have been filed with the Securities and Exchange Commission, may be accessed through the EDGAR archives, at www.sec.gov.


Dated: January 14, 2003



                 By Order of the Board of Directors


                 /s/ Richard Surber

                 Richard Surber, President


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                                    Exhibit A

                       RESTATED ARTICLES OF INCORPORATION
                                       OF
                                AXIA GROUP, INC.
                             (a Nevada corporation)

                  Pursuant to Section 78.403 of the Nevada Revised Statutes, the undersigned persons, desiring to restate the Articles of Incorporation of Axia Group, Inc. under the laws of the State of Nevada, do hereby sign, verify, and deliver to the Office of the Secretary of State of the State of Nevada this Restatement of the Articles of Incorporation for the above-named company (hereinafter referred to as "Axia"):

                  Pursuant to the provisions of Section 78.320 the amendment contained herein was duly approved and adopted by a majority of shareholders and by the board of directors of Axia.

                  WHEREAS, The Articles of Incorporation of Axia were first filed and approved by the Office of the Secretary of the State of Nevada on March 15, 1993:

                  WHEREAS, The Restated Articles of Incorporation of Axia were adopted by 5,577,792 shares or 52% of the 10,552,419 issued and outstanding shares of common stock entitled to approve such restatements.

                  THEREFORE BE IT RESOLVED, that the Board of Directors hereby approves the execution and carrying out of the Restatement of the Articles of Incorporation for Axia.


         Dated this 5th day of February 2003



         ________________________________________                               Date: _________________
         Richard Surber, Director


         ________________________________________                               Date: _________________
         Gerald Einhorn, Director


         ________________________________________                               Date: _________________
         John Fry

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